Exhibit 2

                                Icahn & Co., Inc.
                               1 Wall Street Court
                               New York, NY 10005

                                                              March 10, 2000





Via Hand Delivery
Nabisco Group Holdings Corp.
7 Campus Drive
Parsippany, NJ 070544
Attention: Corporate Secretary

                  Re:      Stockholder Notice to Submit Business

Ladies and Gentlemen:

               Icahn & Co., Inc. ("Icahn & Co.") is hereby submitting this notice on the date hereof in order to comply with the requirements (the "Bylaw Requirements") set forth in Article I, Section 6 of the By-Laws of Nabisco Group Holdings Corp. (the "Corporation"). Icahn & Co.'s address is 1 Wall Street Court, New York, New York 10005. Icahn & Co. is the record owner directly of 1,000 shares (the "Direct Shares") of common stock, par value $.01 per share, of the Corporation ("Common Stock"), which constitutes less than one percent (1%) of the outstanding Common Stock. For further information on the beneficial ownership of the Corporation's securities by the affiliates of Icahn & Co., including, without limitation, High River Limited Partnership ("High River") and Carl C. Icahn, reference should be made to Annex A to this notice.

               Icahn & Co. hereby represents that it intends to appear at the 2000 annual meeting of the Corporation's stockholders (the "Annual Meeting") in person or by proxy to submit the business specified in this notice.

               Icahn & Co. is seeking at the Annual Meeting to elect the following persons as members of the Board of Directors of the Corporation and, in that regard, proposes to nominate the following persons (each a "Nominee" and, collectively, the "Slate") as nominees for election as directors of the Corporation at the Annual Meeting:

                                  Jerome Becker
                                  Harold First
                                 Seymour Fliegel
                                  Russell Glass

Nabisco Group Holdings Corp.
March 10, 2000
Page 2


                               Vincent S. Intrieri
                                  Carl C. Icahn
                                 Robert Mitchell
                                   Felix Pardo
                                 Jack Wasserman

               The reason for conducting such business at the Annual Meeting is to elect a slate of directors of the Corporation who we believe will better enhance stockholders value than the current board of directors. In that regard, Icahn & Co. intends to propose the following resolution at the 2000 Annual Meeting (and/or any other form of resolution required by the Corporation to nominate these Nominees):

           "It is hereby being resolved, that the following persons are nominated to be elected as members of the Board of Directors of the Corporation:

                                  Jerome Becker
                                  Harold First
                                 Seymour Fliegel
                                  Russell Glass
                               Vincent S. Intrieri
                                  Carl C. Icahn
                                 Robert Mitchell
                                   Felix Pardo
                                 Jack Wasserman"

               As required by the Bylaw Requirements, Icahn & Co. hereby advises you that certain information relating to each of the Nominees as required by the Bylaw Requirements is set forth in Annexes C through K of this notice. Except as set forth herein or in any of such Annexes (or any attachments thereto), to the best knowledge of Icahn & Co. (i) no Nominee owns any securities of the Corporation or any parent or subsidiary of the Corporation, directly or indirectly, beneficially or of record, or has purchased or sold any securities of the Corporation within the past two years, and none of their associates beneficially owns, directly or indirectly, any securities of the Corporation,
(ii) no Nominee, his associates or any member of his immediate family, or Icahn & Co. or their associates has any arrangement or understanding with any person
(a) with respect to any future employment by the Corporation or its affiliates or (b) with respect to future transactions to which the Corporation or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction, or series of similar transactions, that has occurred since January 1, 1999 or any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party and in which the amount involved exceeds $60,000, (iii) no Nominee is, or was within the past year, a party to any contract, arrangement or understanding with any person (other than those certain Nominee Agreements, the form of which was provided to RJR Nabisco Holdings Corp. in the

Nabisco Group Holdings Corp.
March 10, 2000
Page 3


Annex B of the letter from High River Limited Partnership, dated March 12, 1999) with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies, (iv) no Nominee or any of his associates has any arrangement or understanding with any person pursuant to which he was or is to be selected as a director, nominee or officer of the Corporation and (v) there is no other information with respect to any Nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended. Matters disclosed in any part of this notice, including the Annexes and any attachments thereto, should be deemed disclosed for all purposes of this notice. The written consent of each of the Nominees as required by the Bylaw Requirements is attached as Annex L.

               The following is a general description of all arrangements or understandings between certain affiliates of Icahn & Co., including, without limitation, High River and each Nominee and any other person, pursuant to which the nomination or nominations set forth above are being made, which, to the extent the same is memorialized in an agreement and annexed to this notice, is qualified in its entirety by reference to the more complete and detailed information contained in such agreements:

         Agreements with Nominees

         High River has entered into a letter agreement (the "Nominee Agreement") with each of the Nominees: Messrs. Becker, First, Fliegel, Glass, Intrieri, Icahn, Mitchell, Pardo and Wasserman. A copy of the form of the Nominee Agreement is attached hereto as Annex B, and provides, among other things, as follows:

* The Nominee acknowledges that he has agreed to become a member of the Slate to stand for election as director of the Corporation in connection with a proxy contest with management of the Corporation in respect of the election of directors of the Corporation at the Annual Meeting.

*        High River has agreed to pay the costs of the proxy contest.

* High River has agreed to indemnify each Nominee from and against any losses incurred by the Nominee arising from any action relating to such Nominee's role as a nominee on the Slate, absent gross negligence or willful misconduct.

                Icahn  &  Co.  will  promptly  provide  any  other   information
reasonably requested by the Corporation pursuant to the Bylaw Requirements. Please be advised, however, that, notwithstanding the compliance by Icahn & Co. with the Bylaw Requirements, neither the delivery of this notice in accordance with the terms of the Bylaws Requirements nor the delivery of any additional information, if any, provided by Icahn & Co. or any of its affiliates to the

Nabisco Group Holdings Corp.
March 10, 2000
Page 4


Corporation from and after the date hereof shall be deemed to constitute an admission by Icahn & Co. or any of its affiliates of the legality or enforceability of the Bylaw Requirements or a waiver by any such person or entity of its right to, in any way, contest or challenge the enforceability thereof.

                                         Very truly yours,


                                         /s/ Robert J. Mitchell
                                         Robert J. Mitchell
                                         Vice-President of Icahn & Co., Inc.


             [signature page to Nabisco stockholder proposal notice]

                                                                        ANNEX A

         High River is the direct beneficial owner of 11,477,900 shares of the Corporation's common stock ("Shares"). Riverdale LLC ("Riverdale"), as a general partner of High River, is the indirect beneficial owner of 11,477,900 Shares. Barberry Corp. ("Barberry") is the direct beneficial owner of 8,617,100 shares of the Corporation's common stock. Icahn & Co. is the direct beneficial owner of 8,272,900 shares of the Corporations common stock.

         Riverdale, Barberry and Icahn & Co. are each wholly owned by Mr. Icahn. As such, Mr. Icahn may be deemed to be the indirect beneficial owner of 28,367,900 shares of the Corporation's common stock.

                                                                        ANNEX B


                         High River Limited Partnership

                                                              March 9, 2000



Dear ________________:



         This will confirm our understanding as follows:

         1. You have agreed to become a member of a slate of nominees (the "Slate") to stand for election as directors of Nabisco Group Holdings Corp.("Nabisco") in connection with a proxy contest with management of Nabisco in respect of the election of directors of Nabisco at the 2000 Annual Meeting of Stockholders of Nabisco (the "2000 Annual Meeting"), expected to be held in May 2000, or a special meeting of stockholders of Nabisco called for a similar purpose (the "Proxy Contest").

         2. The undersigned agrees to pay the costs of the Proxy
Contest.

         3. You understand that, pursuant to the By-Laws of Nabisco, it will be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek nomination. In that connection, you are being supplied with questionnaires in which you will provide the undersigned with information necessary for the undersigned to make appropriate disclosure both to Nabisco and for use in creating the proxy material to be sent to stockholders of Nabisco and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to the undersigned and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute a letter or other instrument directed to Nabisco informing Nabisco that you consent to being a nominee of the undersigned for the election as a director of Nabisco and, if elected, consent to serving as a director of Nabisco.

         4. The undersigned hereby agrees that, so long as you actually serve on the Slate, the undersigned will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Nabisco on the Slate. Your right of indemnification hereunder shall continue after the election has taken place but only for events which occurred during the period from the date hereof until the date of the 2000 Annual Meeting or special meeting of stockholders regarding the election of the Slate in the event that you are a candidate for election at such special meeting. Anything to the contrary herein notwithstanding, the undersigned is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the 2000 Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Nabisco's Board of Directors or for any actions taken by you as a director of Nabisco, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify the undersigned in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, the undersigned shall be entitled to control your defense with counsel chosen by the undersigned. The undersigned shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, the undersigned may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

         5. Each of us recognizes that should you be elected to the Board of Directors of Nabisco all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Nabisco and, as a result, that there is, and can be, no agreement between you and the undersigned which governs the decisions which you will make as a director of Nabisco, including, without limitation, the matters described in paragraph 3 above.

         Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                            Very truly yours,

                                            High River Limited Partnership
                                            By:  Riverdale LLP, General Partner

                                            By:_______________________________

                                            Its:________________________________


Agreed to and Accepted as of the date first above written:

_________________________
Name:___________________

                                                                     ANNEX C

                                JEROME M. BECKER


Name:                    Jerome M. Becker (the "Nominee")

Age:                     64

Business                 641 Lexington Avenue
Address:                 New York, NY  10022

Residence                1675 York Avenue
Address:                 New York, NY  10128


                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          New York State Housing Finance Agency
                          641 Lexington Avenue
                          New York, NY 10022
                          1996 - present
                          Chairman

                          Jerome M. Becker, Esq.
                          605 Third Avenue
                          New York, NY  10158
                          1995 - 1999
                          Sole Practitioner

                          Davidoff & Malito
                          605 Third Avenue
                          1981 - 1996
                          New York, NY  10158
                          Of Counsel

The entities listed above are not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or that are subject to the requirements of Section 15(d) of the Exchange Act or that are registered as an investment company under the Investment Company Act of 1940:

                                    Stratosphere Corporation

                                                                ANNEX D

                                  HAROLD FIRST

Name:                    Harold First (the "Nominee")

Age:                     63

Business                 345 Park Avenue
Address:                 New York, NY 10154

Residence                13-55 Wilkens Court
Address:                 Fairlawn, NJ 07410


                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          Harold First
                          345 Park Avenue
                          New York, NY  10154
                          1993 - Present
                          Financial Consultant - Self Employed


The entity listed above is not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

                  The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or that are subject to the requirements of Section 15(d) of the Exchange Act or that are registered as an investment company under the Investment Company Act of 1940:

                          Philip Services Corporation*
                          PANACO Inc.

                  The Nominee purchased 500 shares of common stock, par value $0.01 per share, of Nabisco ("Common Stock"), which constitutes less than one percent (1%) of such class of securities on July 21, 1998 and sold these shares on June 17, 1999.

--------
         * Philip commenced bankruptcy proceedings in the United States and Canada in June, 1999.

                                                                       ANNEX E

                                 SEYMOUR FLIEGEL

Name:                    Seymour Fliegel (the "Nominee")

Age:                     68

Business                 28 West 44th Street
Address:                 New York, NY 10036

Residence                166-40 Powells Cove Blvd.
Address:                 Whitestone, NY 11357


                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          Center for Educational Innovation
                          28 West 44th Street
                          New York, NY 10036
                          January 1989 - Present
                          President (January 1998-Present)
                          Senior Fellow (January 1989-1998)

                          Sy Fliegel Associates
                          (Educational consulting business)
                          July 1989 - Present
                          President

The entities listed above are not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

                                                                      ANNEX F

                                RUSSELL D. GLASS


Name:                    Russell D. Glass (the "Nominee")

Age:                     37

Business                 767 Fifth Avenue
Address:                 New York, NY 10153

Residence                110 East 57th Street
Address:                 New York, NY  10022

                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          Icahn Associates Corp.
                          767 Fifth Avenue
                          New York, NY  10153
                          1998 - Present
                          President and Chief Investment Officer

                          Lowestfare.com, Inc.
                          767 Fifth Avenue
                          New York, NY  10153
                          1998 - Present
                          Vice Chairman

                          Relational Investors LLC
                          4330 La. Jolla Village Drive
                          San Diego, CA
                          1996 - 1998
                          Partner

                          Premier Partners Inc.
                          274 North Undermountain Road
                          Sheffield, MA 01257
                          1988 - 1996
                          Partner

The entities listed above are not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

                  The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or that are subject to the requirements of Section 15(d) of the Exchange Act or that are registered as an investment company under the Investment Company Act of 1940:

                          Cadus Pharmaceutical Corporation
                          Delicious Brands Inc.
                          National Energy Group, Inc.*


                  The employment arrangement of Mr. Glass may entitle him to receive compensation based upon certain investments made by Mr. Icahn and his affiliates.

--------
         * Held directorship when an Order for Relief Under Chapter 11 of the Bankruptcy Code was entered against National Energy in February 1999.

                                                                     ANNEX G

                               VINCENT S. INTRIERI


Name:                     Vincent S. Intrieri(the "Nominee")

Age:                      43

Business                  767 Fifth Avenue
Address:                  New York, NY 10153

Residence                 235 East 95th Street
Address:                  New York, NY 10128


                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          Icahn Associates Corp.
                          767 Fifth Avenue
                          New York, NY 10153
                          1998 - Present
                          Portfolio Manager

                          Elliot Associates, L.P.
                          712 Fifth Avenue, 35th floor
                          New York, NY 10019
                          1995 - 1998
                          Portfolio Manager

                          Arthur Anderson
                          33 West Monroe St.
                          Chicago, IL 60603
                          1993 - 1995
                          Partner

The entities listed above are not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.


                  The Nominee beneficially owns 200 shares of the common stock, par value $0.01 per share, of Nabisco.

                                                                      ANNEX H

                                  CARL C. ICAHN

Name:                     Carl C. Icahn (the "Nominee")

Age:                      64

Business                  767 Fifth Avenue
Address:                  New York, NY 10153

Residence                 15 West 53rd Street
Address:                  New York, NY 10019


                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          Starfire Holding Corporation (formerly Icahn
                            Holding Corporation)
                          100 South Bedford Road
                          Mt. Kisco, NY  10549
                          1984 - Present
                          Chairman of the Board and Chief Executive
                          Officer

                          ACF Industries, Incorporated
                          620 North Second Street
                          St. Charles, MO  63301
                          1984 - Present
                          Chairman of the Board and Chief Executive
                          Officer

                          ACF Industries Holdings Corp.
                          620 North Second Street
                          St. Charles, MO  63301
                          1993 - Present
                          Chairman of the Board and Chief Executive
                          Officer

                          Icahn & Co., Inc.
                          One Wall Street Court
                          New York, NY  10005
                          1968 - Present
                          Chairman of the Board, President and Chief

                          Executive Officer

                          American Property Investors, Inc.
                          100 South Bedford Road
                          Mt. Kisco, NY  10549
                          1990 - Present
                          Chairman of the Board and Chief Executive
                          Officer

                          Bayswater Realty & Capital Corp.
                          100 South Bedford Road
                          Mt. Kisco, NY  10549
                          1979 - Present
                          Chairman of the Board

                          Stratosphere Corporation
                          2000 Las Vegas Boulevard South
                          Las Vegas, Nevada  89104
                          October 1998 - Present
                          Chairman of the Board

                          Lowestfare.com, Inc.
                          767 Fifth Avenue
                          New York, NY  10153
                          1998 - Present
                          Chairman of the Board

                          Cadus Pharmaceutical Corporation
                          777 Old Saw Mill River Road
                          Tarrytown, NY  10591
                          1995 - 1996
                          Co-Chairman of the Board

The entities listed above are not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

                  The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or that are subject to the requirements of Section 15(d) of the Exchange Act or that are registered as an investment company under the Investment Company Act of 1940:

                          Cadus Pharmaceutical Corporation
                          American Property Investors, Inc., the
                            general partner of American Real Estate
                            Partners, L.P.
                          Stratosphere Corporation

                  The Nominee beneficially owns, indirectly, with shared voting and investment power, 28,367,900 shares of common stock, par value $0.01 per share, of Nabisco, which constitutes approximately 8.7% of such class of securities.

                                                                    ANNEX I

                               ROBERT J. MITCHELL


Name:                    Robert J. Mitchell (the "Nominee")

Age:                     53

Business                 767 Fifth Avenue
Address:                 New York, NY 10153

Residence                3 Woodland Drive
Address:                 Woodbury, NY 11797

                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          ACF Industries, Incorporated
                          620 North Second Street
                          St. Charles, MO  63301
                          1995 - Present
                          Senior Vice President - Finance (Treasurer from December 1984 to March 1995)

                          ACF Industries Holdings Corp.
                          620 North Second Street
                          St. Charles, MO  63301
                          1993 - Present
                          President and Treasurer

                          Icahn & Co., Inc.
                          One Wall Street Court
                          New York, NY 10005
                          2000 - Present
                          Vice President

The entities listed above are not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

                  The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or that are subject to the requirements of Section 15(d) of the Exchange Act or that are registered as an investment company under the Investment Company Act of 1940:

                          National Energy Group, Inc.*
                          Stratosphere Corp.
--------
         * held directorship when an Order for Relief Under Chapter 11 of the Bankruptcy Code was entered against National Energy in February 1999.

                                                                      ANNEX J

                                   FELIX PARDO

Name:                    Felix Pardo (the "Nominee")

Age:                     62

Business                 313 Warren Street
Address:                 Glen Falls, NY  12801

Residence                33 Washington Avenue
Address:                 Cambridge, MA 02140


                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          Dyckerhoff Inc.
                          313 Warren Street
                          Glen Falls, NY  12801
                          July 1998 - Present
                          Chairman

                          Philip Services Corporation
                          100 King Street West
                          P.O. Box 2440
                          Hamilton, Ontario  L8N 4J6
                          March 1998 - November 1998
                          President

                          Ruhr-American Coal Corp.
                          Kanawha Blvd.
                          Charleston, West Virginia
                          May 1992 - March 1998
                          President

                          Newalta Corporation
                          Suite 1200
                          333 Eleventh Avenue, S.W.
                          Calgary, Alberta T2R 1L9
                          1992 - March 1998
                          President


The entities listed above are not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

                  The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or that are subject to the requirements of Section 15(d) of the Exchange Act or that are registered as an investment company under the Investment Company Act of 1940:

                          PANACO Inc.

                          Philip Services Corporation*
--------
         * Philip commenced bankruptcy proceedings in the United States and Canada in June, 1999.

                                                                     ANNEX K

                                JACK G. WASSERMAN


Name:                    Jack G. Wasserman (the "Nominee")

Age:                     63

Business                 111 Broadway
Address:                 New York, NY  10006

Residence                510 East 86th Street
Address:                 New York, NY  10028


                  Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

                          Wasserman Schneider and Babb (law firm)
                          111 Broadway
                          New York, NY  10006
                          1996 - Present
                          Senior Partner

The entity listed above is not a parent, subsidiary or other affiliate of Nabisco Group Holdings Corp. ("Nabisco"). The Nominee does not hold any positions or offices with Nabisco.

                  The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or that are subject to the requirements of Section 15(d) of the Exchange Act or that are registered as an investment company under the Investment Company Act of 1940:

                          Cadus Pharmaceutical Corporation
                          National Energy Group, Inc.
                          American Property Investors, Inc., the
                           general partner of American Real Estate
                            Partners, L.P.

                                                                      ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                           /s/ Jerome Becker
                                                               Jerome Becker

Dated: March 9, 2000

                                                                    ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                             /s/ Harold First
                                                                 Harold First

Dated: March 9, 2000

                                                                     ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                            /s/ Seymour Fliegel
                                                                Seymour Fliegel

Dated: March 9, 2000

                                                                      ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                             /s/ Russell Glass
                                                                 Russell Glass

Dated: March 9, 2000

                                                                      ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                            /s/ Vince Intrieri
                                                                Vince Intrieri

Dated: March 9, 2000

                                                                      ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                              /s/ Carl C. Icahn
                                                                  Carl C. Icahn

Dated: March 9, 2000

                                                                      ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                           /s/ Robert Mitchell
                                                               Robert Mitchell

Dated: March 9, 2000

                                                                      ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                               /s/ Felix Pardo
                                                                   Felix Pardo

Dated: March 9, 2000

                                                                     ANNEX L

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Nabisco Group Holdings Corp. (the "Company"), in the proxy statement and other materials concerning the undersigned's nomination in connection with the solicitation of proxies from stockholders of the Company to be voted at the 2000 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

                                                             /s/ Jack Wasserman
                                                                 Jack Wasserman

Dated: March 10, 2000

Exhibit 2

                         High River Limited Partnership

                                                              March 9, 2000



Dear ________________:



         This will confirm our understanding as follows:

         1. You have agreed to become a member of a slate of nominees (the "Slate") to stand for election as directors of Nabisco Group Holdings Corp.("Nabisco") in connection with a proxy contest with management of Nabisco in respect of the election of directors of Nabisco at the 2000 Annual Meeting of Stockholders of Nabisco (the "2000 Annual Meeting"), expected to be held in May 2000, or a special meeting of stockholders of Nabisco called for a similar purpose (the "Proxy Contest").

         2. The undersigned agrees to pay the costs of the Proxy Contest.

         3. You understand that, pursuant to the By-Laws of Nabisco, it will be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek nomination. In that connection, you are being supplied with questionnaires in which you will provide the undersigned with information necessary for the undersigned to make appropriate disclosure both to Nabisco and for use in creating the proxy material to be sent to stockholders of Nabisco and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to the undersigned and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute a letter or other instrument directed to Nabisco informing Nabisco that you consent to being a nominee of the undersigned for the election as a director of Nabisco and, if elected, consent to serving as a director of Nabisco.

         4. The undersigned hereby agrees that, so long as you actually serve on the Slate, the undersigned will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Nabisco on the Slate. Your right of indemnification hereunder shall continue after the election has taken place but only for events which occurred during the period from the date hereof until the date of the 2000 Annual Meeting or special meeting of stockholders regarding the election of the Slate in the event that you are a candidate for election at such special meeting. Anything to the contrary herein notwithstanding, the undersigned is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the 2000 Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Nabisco's Board of Directors or for any actions taken by you as a director of Nabisco, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify the undersigned in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, the undersigned shall be entitled to control your defense with counsel chosen by the undersigned. The undersigned shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, the undersigned may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

         5. Each of us recognizes that should you be elected to the Board of Directors of Nabisco all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Nabisco and, as a result, that there is, and can be, no agreement between you and the undersigned which governs the decisions which you will make as a director of Nabisco, including, without limitation, the matters described in paragraph 3 above.

         Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                            Very truly yours,

                                            High River Limited Partnership
                                            By:  Riverdale LLP, General Partner

                                            By:_______________________________

                                            Its:________________________________


Agreed to and Accepted as of the date first above written:

________________________
Name:___________________